UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    December 11, 2020

CONTANGO ORE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35770	27-3431051
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

3700 Buffalo Speedway, Suite 925
Houston, Texas		77098
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (713) 877-1311

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CTGO	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.
Amended and Restated Management Services Agreement

On December 11, 2020, Contango ORE, Inc., a Delaware corporation (the “Company”), entered into a Second Amended and Restated Management Services Agreement (the “A&R MSA”) with Juneau Exploration, L.P., a Texas limited partnership (“JEX”), which amends and restates the Amended and Restated Management Services Agreement between the Company and JEX dated as of November 20, 2019. Pursuant to the A&R MSA, JEX will continue, subject to direction of the board of directors of the Company (the “Board”), to provide certain facilities, equipment and services used in the conduct of the business and affairs of the Company and management of its interest in Peak Gold, LLC (the “Joint Venture Company”), a joint venture company in which the Company currently holds a 30% interest. Pursuant to the A&R MSA, JEX will provide to the Company office space and office equipment, and certain related services. The A&R MSA will be effective for one year from December 1, 2020 and will renew automatically on a monthly basis thereafter unless terminated upon ninety days’ prior notice by either the Company or JEX. Pursuant to the A&R MSA, the Company will pay to JEX a monthly fee of $10,000, which includes an allocation of approximately $6,900 for office space and equipment. JEX will also be reimbursed for its reasonable and necessary costs and expenses of third parties incurred for the Company. The A&R MSA includes customary indemnification provisions.

Relationships

Brad Juneau, the Company’s Executive Chairman and director, is the sole manager of JEX. No part of the fee payable to JEX pursuant to the A&R MSA is allocated for compensation of Brad Juneau who is compensated separately as determined by the independent directors of the Company.

A copy of the A&R MSA is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the A&R MSA in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of the A&R MSA.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment No. 2 to the 2010 Equity Compensation Plan

On December 11, 2020, the Board, upon recommendation of the Compensation Committee of the Board (the “Compensation Committee”), adopted the Second Amendment (the “Amendment”) to the Contango ORE, Inc. Amended and Restated 2010 Equity Compensation Plan (as amended, the “2010 Equity Compensation Plan”) to increase the maximum aggregate number of shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company with respect to which award grants may be made under the 2010 Equity Compensation Plan to any individual during a calendar year from 100,000 shares to 300,000 shares.

A copy of the Amendment is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the Amendment in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of the Amendment.

Amendment No. 1 to the Offer Letter of Rick Van Nieuwenhuyse

On December 11, 2020, the Company and Mr. Van Nieuwenhuyse entered into the First Amendment (the “Offer Letter Amendment”) to the Offer Letter, dated December 31, 2019 (the “Original Offer Letter”).  Pursuant to the Offer Letter Amendment, Mr. Van Nieuwenhuyse will receive discretionary awards of restricted stock and/or stock options pursuant to the 2010 Equity Compensation Plan in lieu of the Company adopting a new long term incentive plan.    Except as explicitly amended by the Offer Letter Amendment, the Original Offer Letter will continue in full force and effect in accordance with its terms.

A copy of the Offer Letter Amendment is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the Offer Letter Amendment in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of the Offer Letter Amendment.

Named Executive Officer Compensation

On December 11, 2020, the Board, upon recommendation of the Compensation Committee, approved the following annual base salaries payable by the Company for the calendar year 2021 for the Company’s named executive officers listed in the Company’s Proxy Statement (as defined below) for the 2020 Annual Meeting of Stockholders (the “Annual Meeting”):

Name and Title	2021 Base Salary
Rick Van Nieuwenhuyse President and Chief Executive Officer	$400,000
Brad Juneau Executive Chairman	$275,000
Leah Gaines Vice President, Chief Financial Officer, Chief Accounting Officer, Treasurer and Secretary	$270,000

Also on December 11, 2020, the Board, upon recommendation of the Compensation Committee, approved grants of restricted stock to the Company’s named executive officers under the 2010 Equity Compensation Plan, pursuant to the terms of the 2010 Equity Compensation Plan and the Form of Restricted Stock Award Agreement, in the following amounts:

Name and Title	Number of Shares of Restricted Stock
Rick Van Nieuwenhuyse President and Chief Executive Officer	75,000
Brad Juneau Executive Chairman	20,000
Leah Gaines Vice President, Chief Financial Officer, Chief Accounting Officer, Treasurer and Secretary	10,000

    In addition, the Board, upon recommendation of the Compensation Committee, granted 23,333 shares of restricted stock under the 2010 Equity Compensation Plan to Mr. Van Nieuwenhuyse pursuant to the Contango ORE, Inc. Short Term Incentive Plan for the benefit of Rick Van Nieuwenhuyse, dated June 10, 2020 and the Form of Restricted Stock Award Agreement.

               Pursuant to the Form of Restricted Stock Award Agreement, the shares of restricted stock will vest on January 1, 2023, subject to acceleration upon a change of control of the Company. A copy of the Form of Restricted Stock Award Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the Form of Restricted Stock Award Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of the Form of Restricted Stock Award Agreement.

Item 5.03.                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 11, 2020, at the Annual Meeting, the Company’s stockholders approved the proposal to amend the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of its Common Stock from 30,000,000 shares to 45,000,000 shares (the “Certificate of Incorporation Amendment”). The Certificate of Incorporation Amendment was described under “Proposal 3” in the definitive proxy statement on Schedule 14A delivered to the Company’s stockholders in connection with the Annual Meeting and filed with the SEC on November 9, 2020 (as supplemented by Supplement to Schedule 14A filed with the SEC on November 25, 2020) (the “Proxy Statement”), which description is incorporated herein by reference.  The Company filed the Certificate of Incorporation Amendment with the Secretary of State of the State of Delaware, and it became effective, on December 14, 2020.

A copy of the Certificate of Incorporation Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the Certificate of Incorporation Amendment in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of the Certificate of Incorporation Amendment.

Item 5.05.                          Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On December 11, 2020, the Board approved and adopted a new Corporate Code of Business Conduct and Ethics (the “Code of Ethics”), effective as of such date. The Code of Ethics applies to all officers, directors and employees of the Company and its subsidiaries, including but not limited to the Company’s principal executive officer, principal financial officer and principal accounting officer and controller. The new Code of Ethics replaced the Company’s previous Code of Ethics in its entirety and updated and clarified topics previously addressed in the prior Code of Ethics and other policy documents, including conflicts of interest, business and trade practices, use of Company property, preparation of reports under the Securities Exchange Act of 1934 (the “Exchange Act”) and employment practices. The adoption by the Board of the new Code of Ethics did not result in any explicit or implicit waiver with respect to any director, officer or employee of the Company from any provision of the prior Code of Ethics.

A copy of the Code of Ethics is filed as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the Code of Ethics in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of the Code of Ethics. The Code of Ethics will also be available on the Company’s website at www.contangoore.com.

Item 5.07.                          Submission of Matters to a Vote of Security Holders.

At the Annual Meeting on December 11, 2020, the Company’s stockholders were asked to consider and vote upon the following proposals:

1.	To elect five persons to serve as directors of the Company until the annual meeting of stockholders in 2021;

2.	To ratify the appointment of Moss Adams LLP as the independent auditors of the Company for the fiscal year ending June 30, 2021;

3.	To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of its Common Stock from 30,000,000 shares to 45,000,000 shares;

4.	To conduct a non-binding advisory vote to approve the compensation of the Company’s named executive officers;

5.	To conduct a non-binding, advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers; and

6.
To approve the grant of discretionary authority to the chairman of the Annual Meeting to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve any of Proposals 1-5.

As of November 6, 2020, the record date for the Annual Meeting, the Company had outstanding 5,994,667 shares of Common Stock.

Summarized below are final results of the matters voted on at the Annual Meeting:

1.
Proposal 1: Each of the director nominees was elected to the Board to serve as a director until the 2021 annual meeting of stockholders of the Company and until his respective successor is duly elected and qualified:

Name	For	Against	Abstain	Broker Non-Votes
Brad Juneau	4,905,074	22,170	795	456,898
Rick Van Nieuwenhuyse	4,905,395	21,849	795	456,898
Joseph S. Compofelice	4,460,246	466,998	795	456,898
Joseph G. Greenberg	4,459,866	467,378	795	456,898
Richard A. Shortz	4,460,271	466,973	795	456,898

2.	Proposal 2: The proposal to ratify the appointment of Moss Adams LLP as the independent auditors of the Company for the fiscal year ending June 30, 2021 was approved by the following number of votes:

For	Against	Abstain	Broker Non-Votes
5,384,374	79	484	—

3.
Proposal 3:   The proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of its Common Stock from 30,000,000 shares to 45,000,000 shares was approved by the following number of votes:

For	Against	Abstain	Broker Non-Votes
4,960,791	418,881	5,265	—

4.	Proposal 4: The proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers was approved by the following number of votes:

For	Against	Abstain	Broker Non-Votes
4,920,448	1,343	6,248	456,898

5.
Proposal 5: The proposal to approve, on a non-binding, advisory basis, the frequency of the advisory vote on the compensation of the Company’s named executive officers was approved to be on an annual basis by the following number of votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
4,204,919	445,277	271,406	6,437	456,898

6.
Proposal 6: The proposal to approve the grant of discretionary authority to the chairman of the Annual Meeting to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve any of Proposals 1-5 was approved by the following number of votes:

For	Against	Abstain	Broker Non-Votes
5,339,885	43,839	1,213	—

No other business properly came before the Annual Meeting.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release on December 11, 2020 relating to the results of the Annual Meeting.  A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. On December 11, 2020, the Company made available an annual meeting presentation to its stockholders at its Annual Meeting. A copy of this presentation titled “Contango ORE AGM Presentation” is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is available on the Company’s website at www.contangoore.com.

The Company’s presentation furnished as Exhibit 99.2 to this Current Report contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP.  Reconciliations of these non-GAAP financial measures are not included in the furnished presentation due to the inherent difficulty and impracticality of quantifying certain amounts that would be required to calculate the most directly comparable GAAP financial measures. In addition, certain of the non-GAAP financial measures have been prepared by Kinross Gold Corporation, the Company’s partner in, and the manager of, the Joint Venture Company, and are based on International Financial Reporting Standards (IFRS) accounting standards and detailed information to which the Company has not had access to at this time. As a result, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measure without unreasonable efforts.

The information included herein and in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Note Regarding Forward-Looking Statements

Many of the statements included or incorporated in this Current Report on Form 8-K and the furnished exhibits constitute “forward-looking statements.” In particular, they include statements relating to future actions, strategies, future operating and financial performance, ability to realize the anticipated benefits of the recent transactions with an affiliate of Kinross Gold Corporation and the Company’s future financial results. These forward-looking statements are based on current expectations and projections about future events.  Readers are cautioned that forward-looking statements are not guarantees of future operating and financial performance or results and involve substantial risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of the Company may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, factors described from time to time in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to Certificate of Incorporation of Contango ORE, Inc.
10.1	Second Amended and Restated Management Services Agreement, dated as of December 11, 2020, between Contango ORE, Inc. and Juneau Exploration, L.P.
10.2	Second Amendment to the Contango ORE, Inc. Amended and Restated 2010 Equity Compensation Plan.
10.3	First Amendment to the Offer Letter of Rick Van Nieuwenhuyse, dated December 11, 2020.
10.4	Form of Restricted Stock Award Agreement.*
14.1	Corporate Code of Business Conduct and Ethics of Contango ORE, Inc.
99.1	Press Release, dated December 11, 2020.
99.2	Annual Meeting Presentation, dated December 11, 2020.

* Exhibits and schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, INC.

By:	/s/ Leah Gaines
Leah Gaines
Vice President, Chief Financial Officer, Chief Accounting
Officer, Treasurer and Secretary

Dated: December 17, 2020